________________________________________________________________________


                             SECURITIES AND EXCHANGE
                                   COMMISSION



                             WASHINGTON, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 11, 1996


                               JPS AUTOMOTIVE L.P.
                          JPS AUTOMOTIVE PRODUCTS CORP.
             (Exact name of registrant as specified in its charter)


         DELAWARE                      33-75510-01               13-3770905
         DELAWARE                       1-12944                  57-0993690
(State or other jurisdiction     (Commission File Number)      (IRS Employer
 of incorporation)                                          Identification No.)


                                29 STEVENS STREET
                              GREENVILLE, SC 29605
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       Registrant's telephone number, including area code: (864) 239-2320






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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

JPS AUTOMOTIVE L.P.

         (a) and (b) On December 11, 1996, Collins & Aikman Corporation ("Collins & Aikman"), through its subsidiaries, acquired JPS Automotive L.P. ("JPS Automotive") from Foamex International, Inc. ("Foamex") pursuant to an Equity Purchase Agreement dated August 28, 1996, as amended December 11, 1996 (the "JPS Automotive Acquisition"). Collins & Aikman is a major supplier of textile and plastic interior trim products and convertible top systems to the North American automotive industry. The purchase price for the JPS Automotive Acquisition was an aggregate of approximately $220 million (subject to post-closing adjustment), consisting of approximately $194 million of indebtedness of JPS Automotive and $26 million in cash to Foamex. Collins
& Aikman also purchased a minority interest in a JPS Automotive subsidiary for a purchase price of $10 million.

         The cash portion of the purchase price of the JPS Automotive Acquisition and the approximately $14 million of indebtedness of JPS Automotive that was repaid at the time of closing were funded through Collins & Aikman's existing revolving facility with a syndicate of banks arranged by The Chase Manhattan Bank (the "Revolver"). The Revolver has an aggregate principal amount of $250 million and matures July 13, 2001.

         The indebtedness of JPS Automotive includes approximately $180 million of indebtedness related to JPS Automotive's 11-1/8% Senior Notes due 2001 (the "JPS Automotive Senior Notes")(approximately $64.5 million of which was effectively contributed to JPS Automotive by Collins & Aikman on December 11,
1996). As a result of the JPS Automotive Acquisition, holders of the JPS Automotive Senior Notes will have the right to put their notes to JPS Automotive at a price of 101% of their principal amount plus accrued interest. Collins & Aikman entered into a $200 million delayed draw term loan with a syndicate of banks arranged by The Chase Manhattan Bank, the proceeds of which will be available to allow Collins & Aikman or a subsidiary to finance the purchase of any JPS Automotive Senior Notes that are put to JPS Automotive as a result of the JPS Automotive Acquisition or otherwise acquire JPS Automotive Senior Notes.

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         In the JPS Automotive Acquisition, Collins & Aikman Products Co. ("C&A
Products"), a wholly owned subsidiary of Collins & Aikman, acquired a .9999% limited partnership interest in JPS Automotive from Foamex and a 99% limited partnership interest in JPS Automotive from

Foamex - JPS Automotive L.P., a Delaware limited partnership controlled by Foamex. PACJ, Inc., a wholly owned subsidiary of C&A Products, acquired a .0001% general partnership interest in JPS Automotive from JPSGP Inc., a subsidiary of Foamex. Accordingly, 100% of the partnership interests in JPS Automotive are owned by PACJ, Inc. and C&A Products, which are, respectively, indirect and direct wholly owned subsidiaries of Collins & Aikman.

         Under C&A Products' credit facilities, 100% of Collins & Aikman's equity interests in JPS Automotive is pledged to a syndicate of banks headed by The Chase Manhattan Bank. The credit facilities contain events of default typical for facilities of this type (with customary qualifications and exceptions), including nonpayment of principal or interest; violation of covenants; material breaches of representations and warranties; bankruptcy; and material undischarged judgements.

JPS AUTOMOTIVE PRODUCTS CORP.

         (a) and (b) JPS Automotive Products Corp. is, and following the JPS Automotive Acquisition continues to be, a wholly owned subsidiary of JPS Automotive. For a description of the change in control of JPS Automotive as a result of the JPS Automotive Acquisition, see "JPS Automotive L.P." above.

ITEM 7  FINANCIAL STATEMENT AND EXHIBITS
         (c) The exhibits furnished in connection with this Report are as follows:

     EXHIBIT
      Number            Description

      2.1 Equity Purchase Agreement by and among JPSGP, Inc., Foamex - JPS Automotive L.P. and Collins & Aikman Products Co. dated August 28, 1996 is hereby incorporated by reference to Exhibit 2.1 of Collins & Aikman Corporation's Report on Form 10-Q for the fiscal quarter ended July 27, 1996.

     2.2                Amendment No. 1 to Equity Purchase  Agreement by


                                       3

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                        and among JPSGP,  Inc., Foamex - JPS Automotive L.P.,
                        Foamex International Inc. and Collins & Aikman Products Co. dated as of December 11, 1996 is hereby incorporated by reference to Exhibit 2.2 of Collins & Aikman Corporation's Report on Form 8-K dated December 19, 1996.


     4.1 Amended and Restated Credit Agreement, dated as of June 3, 1996, among Collins & Aikman Products Co., as Borrower, Collins & Aikman Canada Inc., as Canadian Borrower, Collins & Aikman Corporation, as Guarantor, the lenders named therein, Bank of America N.T.S.A. and NationsBank, N.A., as Managing Agents, and Chemical Bank, as Administrative Agent, is hereby incorporated by Reference to Exhibit 4.1 of Collins & Aikman Corporation's current Report on Form 8-K dated June 7, 1996.

     4.2. Amendment, dated as of December 5, 1996, to the Amended and Restated Credit Agreement, dated as of June 3, 1996, among Collins & Aikman Products
                       Co., as Borrower, Collins & Aikman Canada Inc., as Borrower, Collins & Aikman Corporation, as
                       Guarantor, the Lenders parties thereto, and The
                       Chase Manhattan Bank, as Administrative Agent, is hereby incorporated by reference to Exhibit
                       4.5 of Collins & Aikman Corporation's Report on
                       Form 10-Q for the fiscal quarter ended October 26, 1996.

     4.3. Credit Agreement, dated as of December 5, 1996, among Collins & Aikman Products Co., as Borrower, Collins & Aikman Corporation, as Guarantor, the Lenders named therein and The Chase Manhattan Bank, as Administrative Agent, is hereby incorporated by reference to Exhibit 4.6 of Collins & Aikman Corporation's Report on Form 10-Q for the fiscal quarter ended October 26, 1996.

     4.4 Indenture dated as of June 28, 1994, between JPS Automotive Products Corp. and Shawmut Bank Connecticut, N.A., as trustee, is hereby

                                       4
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                        incorporated by reference to Exhibit 4.2 to JPS
                        Automotive Products Corp.'s Registration
                        Statement on Form S-1, Registration No. 33-75510.

     4.5 First Supplemental Indenture, dated as of October 5, 1994, by and among JPS Automotive Products Corp., JPS Automotive L.P., and Shawmut Bank Connecticut, N.A., is hereby incorporated herein by reference to Exhibit 4.48A to JPS Automotive L.P.'s and JPS Automotive Products Corp.'s Report on Form 10-Q for the fiscal quarter ended October 2, 1994.

    99.1 Press Release dated December 11, 1996 is incorporated by reference to Exhibit 99.2 to Collins & Aikman Corporation's Report on Form 8-K dated December 19, 1996.

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.


                                               JPS AUTOMOTIVE L.P.
                                               (Registrant)

                                               By:  PACJ, Inc., its
                                               General Partner

Date:  December 20, 1996                       By: /s/J. Michael Stepp
                                                  --------------------
                                                  Name:J. Michael Stepp
                                                 Title:Executive Vice President
                                                            and CFO

                                               JPS AUTOMOTIVE
                                               PRODUCTS CORP.
                                               (Registrant)

Date:  December 20, 1996                       By: /s/J. Michael Stepp
                                                  --------------------
                                                  Name:J. Michael Stepp
                                                  Title:Executive Vice President
                                                                and CFO